          UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: June 6, 2011

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                      (Registrant's telephone number)

                (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

AMR Corporation is filing herewith a press release issued on June 6, 2011 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report May traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  June 6, 2011

CONTACT:                       Sean Collins
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Monday, June 6, 2011

AMERICAN AIRLINES REPORTS MAY TRAFFIC

FORT WORTH, Texas – American Airlines reported that May traffic increased 1.3 percent and capacity increased 0.7 percent year over year.  May load factor was 83.3 percent, an increase of 0.5 versus the same period last year.  Domestic traffic decreased 0.9 percent year over year on 2.8 percent less capacity.  International traffic increased by 4.9 percent relative to last year on a capacity increase of 6.1 percent.
American boarded 7.4 million passengers in May.

Detailed traffic and capacity are attached.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	May
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,955,484	10,809,678	1.3%
D.O.T. DOMESTIC	6,596,772	6,655,294	(0.9)
INTERNATIONAL	4,358,712	4,154,384	4.9
ATLANTIC	1,863,155	1,821,398	2.3
LATIN AMERICA	1,893,875	1,818,041	4.2
PACIFIC	601,682	514,945	16.8
AVAILABLE SEAT MILES (000)
SYSTEM	13,157,233	13,060,155	0.7%
D.O.T. DOMESTIC	7,674,762	7,892,952	(2.8)
INTERNATIONAL	5,482,471	5,167,203	6.1
ATLANTIC	2,295,167	2,171,650	5.7
LATIN AMERICA	2,389,274	2,401,738	(0.5)
PACIFIC	798,030	593,815	34.4
LOAD FACTOR
SYSTEM	83.3%	82.8%	0.5	Pts
D.O.T. DOMESTIC	86.0	84.3	1.6
INTERNATIONAL	79.5	80.4	(0.9)
ATLANTIC	81.2	83.9	(2.7)
LATIN AMERICA	79.3	75.7	3.6
PACIFIC	75.4	86.7	(11.3)
PASSENGERS BOARDED	7,356,382	7,378,918	(0.3)%

SYSTEM CARGO TON MILES (000)	158,124	169,220	(6.6)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YEAR-TO-DATE May
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	50,542,699	49,657,470	1.8%
D.O.T. DOMESTIC	30,835,064	31,168,398	(1.1)
INTERNATIONAL	19,707,635	18,489,072	6.6
ATLANTIC	6,812,589	6,736,740	1.1
LATIN AMERICA	10,264,011	9,428,636	8.9
PACIFIC	2,631,035	2,323,696	13.2
AVAILABLE SEAT MILES (000)
SYSTEM	63,852,036	62,275,956	2.5%
D.O.T. DOMESTIC	38,140,885	38,478,236	(0.9)
INTERNATIONAL	25,711,151	23,797,720	8.0
ATLANTIC	9,330,949	8,860,433	5.3
LATIN AMERICA	12,845,036	12,138,682	5.8
PACIFIC	3,535,166	2,798,605	26.3
LOAD FACTOR
SYSTEM	79.2%	79.7%	(0.6)	Pts
D.O.T. DOMESTIC	80.8	81.0	(0.2)
INTERNATIONAL	76.7	77.7	(1.0)
ATLANTIC	73.0	76.0	(3.0)
LATIN AMERICA	79.9	77.7	2.2
PACIFIC	74.4	83.0	(8.6)
PASSENGERS BOARDED	34,585,759	34,698,269	(0.3)%

SYSTEM CARGO TON MILES (000)	750,521	766,248	(2.1)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/